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                                                                    EXHIBIT 99.4


                                    AGREEMENT

      AGREEMENT (this "Agreement"), dated as of December 3, 2001 (the "Grant Date"), is between Organic, Inc. (the "Company") and Omnicom Group Inc. (the "Grantee").

      1. Grant. The Company hereby grants to Grantee, and Grantee hereby accepts, an option (the "Option") to purchase 39,370,079 common shares of the Company (the "Option Shares") at $0.254 per share (the "Option Price").

      2. Rights as a Shareholder. Grantee will have no rights as a shareholder with respect to any Option Shares unless and until the Company becomes obligated hereunder to issue stock certificate(s) evidencing such Option Shares. The number of Option Shares covered by the Option will be adjusted as and to the extent equitably required to reflect any stock split, stock dividend, combination of shares, recapitalization or similar event affecting the Company's then-outstanding common shares. In the event of any merger, consolidation, reorganization or other transaction in which Company common shares are converted or exchanged into securities or other property, the holder of the Option will have the right to (1) elect to exercise the Option in whole or in part prior to any such event, (2) have the Option continue but be converted into the right subsequently to receive such securities or other property into which Company common shares are so converted or exchanged, or (3) have the Option continue to apply to the Company or its successors (as equitably adjusted by agreement between the holder of the Option and the Company). If any dividends or other distributions are declared or made on any Company common shares during the Term, including rights, the holder of the Option will be entitled to receive a payment equal to the same dividend or distribution that the holder would have received if the Option had been exercised in full as of the record date therefor.

      3. Exercise. (a) The Option may be exercised at any time from and after April 1, 2002 or, if earlier, immediately after the completion of a tender offer or exchange offer, merger, consolidation or other transaction pursuant to which 100% of the then-outstanding voting stock of the Company becomes beneficially owned by Seneca Investments LLC ("Seneca") (such earlier date, the "Initial Exercise Date" and any such transaction, a "Transaction") to and including April 30, 2007 (the "Expiration Date"). The period from the date hereof until the Expiration Date is the "Term" of this Agreement.

            (b) The Option may be exercised, in whole or in part, on or after the Initial Exercise Date by the delivery to the Secretary of the Company of notice of such exercise accompanied by an undertaking to make full payment of the Option Price with respect to that portion of the Option being exercised as provided in Section 3(c). Each date that the notice is given by hand delivery, fax or email will be the "Date of Exercise" for all purposes of this Agreement.
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            (c) The holder of the Option may elect to pay the Option Price in cash or by reduction or conversion of the principal or interest of any indebtedness for borrowed money then owed by the Company to the holder or any affiliate thereof (in which event, the holder will surrender the note or other instrument evidencing such indebtedness to the Company for notation that a portion thereof has been converted into common shares as herein contemplated), or through a combination of cash and such conversion.

            (d) Payments made under the Share Purchase Agreement, dated September 18, 2001, among the Company, Seneca, E-Services Investments Organic Sub LLC, Organic Holdings LLC and Jonathan Nelson (as amended from time to time, the "SPA") or the Incentive Plan (as defined in the SPA), will not constitute "dividends or other distributions" under Section 2 hereof or indebtedness under
Section 3(c) hereof.

            (e) As promptly as practicable after the Date of Exercise of an Option in whole or in part, the Company will deliver stock certificates representing the relevant number of Option Shares to or as directed by Grantee. Each party will pay its own costs and expenses in connection with the issuance of certificates upon exercise of the Option. The Company will not close its books for the transfer of the Option or the Option Shares in any manner that interferes with the timely exercise of the Option. The Company will from time to time take all such actions as may be necessary to assure that the par value per share of the unissued Option Shares is at all times equal or less than the amount required by law for the valid issuance of the Option Shares at the Option Price.

            (f) All notices required or permitted hereunder must be in writing and will be deemed given to the Company when received by its Secretary at the Company's principal executive office and by the Grantee at its principal office as designated from time to time by it, in either case by hand delivery, fax or e-mail.

      4. Transferability. (a) The Option may be transferred, assigned or pledged, hypothecated to, or in favor of, Seneca or any direct or indirect subsidiary of Grantee or Seneca or a lender to Grantee, Seneca or any such direct or indirect subsidiary of Grantee or Seneca. Without limiting the generality or effect of the foregoing, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors (and their respective executors, heirs and legal representatives) and permitted assigns.

            (b) Option Shares purchased upon exercise of the Option will be voted, or deemed to have been voted, in connection with all actions by stockholders of the Company, in the same proportion as Company common shares are voted or deemed to have been voted by stockholders other than Grantee and its wholly owned subsidiaries. Notwithstanding any other provision hereof, Grantee will not effect any transfer or other disposition of any Option Shares or this Agreement unless the transferee or other party to such disposition agrees in writing to be bound by this Section 4(b). The foregoing provisions of Section 4(b) will expire and be of no further force and effect on January 1, 2003 or, if earlier, immediately after the completion of a Transaction. There will be no


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other restriction on Grantee's right to transfer or otherwise dispose of the
Option Shares (subject to applicable securities laws), except that, notwithstanding any other provision hereof, Grantee will not effect any transfer or other disposition of any Option Shares or this Agreement unless the transferee or other party to such disposition agrees in writing to be bound by
Section 3.7 of the SPA.

      5. Investment Representation, Etc. Grantee represents and agrees that (a) the Option Shares will not be acquired with a view to the distribution thereof other than in accordance with any applicable securities laws and (b) any subsequent sale of any such Option Shares will only be made in accordance with such laws. The Company will use its reasonable best efforts to register the offer and sale of Option Shares under applicable securities laws and comply with stock exchange or listing requirements applicable thereto. Without limiting the generality or effect of the foregoing, the Option Shares will for all purposes be deemed to be "Registrable Securities" under the Company's Investor Rights Agreement and the holder of any Option Shares will have all rights thereunder in respect of such Option Shares as if it were an initial party thereto.

      6. Company Representations. The issuance and delivery of the Option and the Option Shares issuable thereunder have been duly authorized by all necessary corporate and other action of the Company and do not and will not: (a) violate or conflict with any provision of the Company's certificate of incorporation, bylaws or other constituent documents, (b) violate or result in a violation of, or constitute a default under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or governmental agency applicable to the Company, (c) require any notice to, declaration or filing with or consent or approval of any governmental authority, national securities exchange or third party, including the Company's stockholders, or (d) give rise to any right of first refusal or preemptive right in favor of any third party. All Option Shares will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Option may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the Option, a sufficient number of common shares to provide for the exercise of the rights represented hereunder.

      7. Amendment. This Agreement may be amended only by an instrument in writing executed and delivered by the parties hereto. Notwithstanding the foregoing, following the closing of a Transaction, the Option may continue to exist on such terms and conditions as Grantee and Seneca may approve.

      8. Governing Law. (a) The validity and construction of this Agreement will be governed by the laws of the State of New York, without giving effect to the principles of conflict of laws of that State.

            (b) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the New York state court located in the


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Borough of Manhattan, City of New York or the United States District for the
Southern District of New York (each, a "New York Court"), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the New York Court.

            (c) It will be a condition precedent to each party's right to bring any such suit, action or proceeding that such suit, action or proceeding, in the first instance, be brought in the New York Court (unless such suit, action or proceeding is brought solely to obtain discovery or to enforce a judgment), and if each such court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court with jurisdiction.

            (d) No party may move to (i) transfer any such suit, action or proceeding from the New York Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in the New York Court with a suit, action or proceeding in another jurisdiction unless such motion seeks solely and exclusively to consolidate such suit, action or proceeding in the New York Court, or (iii) dismiss any such suit, action or proceeding brought in the New York Court for the purpose of bringing or defending the same in another jurisdiction.

            (e) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the New York Court,
(ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in the New York Court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by law. Notwithstanding the foregoing, this
Section 8 will not apply to any suit, action or proceeding by a party seeking indemnification or contribution pursuant to this Agreement or otherwise in respect of a suit, action or proceeding against such party by a third party if such suit, action or proceeding by such party seeking indemnification or contribution is brought in the same court as the suit, action or proceeding against such party.

      9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT.

      10. Entire Agreement. This Agreement supersedes any other agreement, whether written or oral, that may have been made or entered into by any party or any of


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their respective affiliates (or by any director, officer or representative thereof) prior to the date hereof relating to the matters contemplated hereby.

      11. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Company and Grantee to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

      12. Counterparts. This Agreement may be executed in one or more separate counterparts, each of which, when so executed, will be deemed to be an original. Such counterparts will together constitute one and the same instrument. This Agreement may be executed by facsimile signatures.

      13. Remedies; Severability. It is specifically understood and agreed that any breach of the provisions of this Agreement by any party subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach and that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law). Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is deemed prohibited or invalid under such applicable law, such provision will be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity will not invalidate the remainder of such provision or the other provisions of this Agreement.

      14. Certain Definitions. The terms "beneficial owner" (and any variation thereof) is used herein as that term is defined in Rule 13d-3 under the Securities and Exchange Act of 1934.

                            [Signature page follows]


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      IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate as of the day and year first above written.

                                        ORGANIC, INC.

                                        By: /s/ Mark D. Kingdon
                                           ------------------------------
                                              Chief Executive Officer


                                        OMNICOM GROUP INC.

                                        By: /s/ Randall Weisenburger
                                           ------------------------------
                                              Executive Vice President


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